CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2006

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	47-0210602
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On March 14, 2006, Level 3 Communications, Inc. (the “Parent”) and its wholly owned subsidiary Level 3 Financing, Inc. (the “Issuer”) entered into an indenture (the “Floating Rate Notes Indenture”) with The Bank of New York, as trustee, in connection with the Issuer’s issuance of $150,000,000 in aggregate principal amount of the Issuer’s Floating Rate Senior Notes due 2011 (the “Floating Rate Notes”), and also entered into an indenture (the “2013 Notes Indenture”) with The Bank of New York, as trustee, in connection with the Issuer’s issuance of $250,000,000 in aggregate principal amount of the Issuer’s 12.25% Senior Notes due 2013 (the “2013 Notes” and, together with the Floating Rate Notes, the “Notes”). The Floating Rate Notes have an interest rate equal to the six month London Interbank Offered Rate, or LIBOR, plus 6.375%, which will be reset semi-annually. The Floating Rate Notes were priced at 96.782% of par, and the 2013 Notes were priced at 96.618% of par.

The Notes are senior unsecured obligations of the Issuer, ranking equal in right of payment with all other senior unsecured obligations of the Issuer. The Parent has guaranteed both the Floating Rate Notes and the 2013 Notes. The Floating Rate Notes will mature on March 15, 2011 and the 2013 Notes will mature on March 15, 2013. Interest on the Notes will be payable on March 15 and September 15 of each year, beginning on September 15, 2006.

The Floating Rate Notes will be subject to redemption at the option of the Issuer, in whole or in part, at any time or from time to time, on or after March 15, 2008, upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the Floating Rate Notes, if redeemed during the twelve months beginning (i) March 15, 2008 is 102.0%, (ii) March 15, 2009 is 101.0% and (iii) March 15, 2010 is 100.0%.

The 2013 Notes will be subject to redemption at the option of the Issuer, in whole or in part, at any time or from time to time, on or after March 15, 2010, upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the Floating Rate Notes, if redeemed during the twelve months beginning (i) March 15, 2010 is 106.125%, (ii) March 15, 2011 is 103.063% and (iii) March 15, 2012 is 100.0%.

At any time or from time to time on or prior to March 15, 2008, the Issuer may redeem up to 35% of the original aggregate principal amount of the Floating Rate Notes at a redemption price equal to 100.00% of the principal amount of the Floating Rate Notes so redeemed, plus a premium equal to the interest rate per annum on the Floating Rate Notes applicable on the date that notice of redemption is given, plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds contributed to the capital of the Issuer of one or more private placements to persons other than affiliates of Parent or underwritten public offerings of common stock of parent resulting, in each case, in gross proceeds of at least $100 million in the aggregate; provided, however, that at least 65% of the original aggregate principal amount of the Floating Rate Notes would remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days of such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

At any time or from time to time on or prior to March 15, 2009, the Issuer may redeem up to 35% of the original aggregate principal amount of the 2013 Notes at a redemption price equal to 112.25% of the principal amount of the 2013 Notes so redeemed, plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds contributed to the capital of the Issuer of one or more private placements to persons other than affiliates of Parent or underwritten public offerings of common stock of Parent resulting, in each case, in gross proceeds of at least $100 million in the aggregate; provided, however, that at least 65% of the original aggregate principal amount of the 2013 Notes would remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days of such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On March 14, 2006, the Parent, the Issuer and the initial purchasers of the Floating Rate Notes entered into a registration rights agreement (the “Floating Rate Notes Registration Agreement”) regarding the Floating Rate Notes pursuant to which the Parent and the Issuer agreed to file an exchange offer registration statement with the Securities and Exchange Commission.

On March 14, 2006, the Parent, the Issuer and the initial purchasers of the 2013 Notes entered into a registration rights agreement (the “2013 Notes Registration Agreement”) regarding the 2013 Notes pursuant to which the Parent and the Issuer agreed to file an exchange offer registration statement with the Securities and Exchange Commission.

The Floating Rate Notes Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit. The 2013 Notes Indenture is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit.

The Floating Rate Notes Registration Agreement is filed as Exhibit 4.3 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Floating Rate Notes Registration Agreement are qualified in their entirety by reference to such exhibit. The 2013 Notes Registration Agreement is filed as Exhibit 4.4 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Floating Rate Registration Agreement are qualified in their entirety by reference to such exhibit.

Item 9.01.   Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired

Not Applicable.

(b)                                 Pro Forma Financial Information

Not Applicable.

(c)                                  Shell Company Transactions

Not Applicable

(d)                                 Exhibits

4.1                                 Indenture, dated as of March 14, 2006, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer and The Bank of New York, as Trustee, relating to the Floating Rate Senior Notes due 2011 of Level 3 Financing, Inc.

4.2                                 Indenture, dated as of March 14, 2006, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer and The Bank of New York, as Trustee, relating to the 12.25% Senior Notes due 2013 of Level 3 Financing, Inc.

4.3                                 Registration Agreement, dated March 14, 2006, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. relating to Level 3 Financing, Inc.’s Floating Rate Senior Notes due 2011.

4.4                                 Registration Agreement, dated March 14, 2006, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. relating to Level 3 Financing, Inc.’s 12.25% Senior Notes due 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

March 16, 2006
Date